UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 15, 2008

                         MORTON'S RESTAURANT GROUP, INC.
               (Exact name of registrant as specified in charter)

        DELAWARE                     1-12692                 13-3490149
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification No.)

                       325 NORTH LASALLE STREET, SUITE 500
                             CHICAGO, ILLINOIS 60610
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (312) 923-0030


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

     On January 15, 2008, Morton's Restaurant Group, Inc. (the "Company") issued a press release announcing that its Board of Directors authorized the repurchase of up to $4.0 million of its common stock. The timing and amount of any share repurchases will be determined by the Company's management based on market conditions and other factors. A copy of the Company's press release is attached herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

     (d)    Exhibits.

            The following exhibit is furnished herewith:

            Exhibit 99.1 Press Release dated January 15, 2008.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Morton's Restaurant Group, Inc.



Date:  January 15, 2008                 By: /s/ Ronald M. DiNella
                                        --------------------------------
                                        Ronald M. DiNella
                                        Senior Vice President,
                                        Chief Financial Officer
                                        And Treasurer